MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks, many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

MUNICIPAL MARKET CONDITIONS

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance, California, Florida, New York and Texas, represented 35 percent of national volume.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED



                    30-YEAR BOND YIELDS 1997-2001

       Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/31/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/31/97      5.30           6.30              84.13%
      8/31/97      5.50           6.61              83.21%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/31/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Quality Municipal Income Trust (IQI) increased from $15.22 to $15.91 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.87 per share and the reinvestment of capital gains totaling $0.13 per share, the Trust's total NAV return was 12.05 percent. IQI's value on the New York Stock Exchange (NYSE) increased from $13.31 to $14.48 per share during this period. Based on this change plus reinvestment of dividends and distributions, IQI's total market return was 16.59 percent. As of October 31, 2001, IQI's share price was at a 8.99 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October and were unchanged at $0.0725 per share. On October 31, 2001, the Trust's level of undistributed net investment income was

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

$0.112 per share versus $0.065 per share at the beginning of the calendar year. Dividend levels reflect the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

PORTFOLIO STRUCTURE

The Trust's net assets of $681 million were diversified among 14 long-term sectors and 88 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.8 years. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector concentration. Optional call provisions by year and their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.10 per share to common share earnings. The Trust's five ARPS series totaled $208 million and represented 31 percent of net assets. Weekly ARPS rates ranged between 1.85 and 5.00 percent during the fiscal period. In July 2001, ARPS series 3 was auctioned at 2.80 percent for 12 months, compared to 4.48 percent over the previous 12-month period.

LOOKING AHEAD

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o] OCTOBER 31, 2001 CONTINUED

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 996,100 shares of common stock at a weighted average market discount of 8.01 percent.

We appreciate your ongoing support of Morgan Stanley Quality Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo               /s/  Mitchell M. Merin
  -----------------------------            ----------------------
    Charles A. Fiumefreddo                    Mitchell M. Merin
    Chairman of the Board                     President

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001, CONTINUED

LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

WATER & SEWER           16%
GENERAL OBLIGATION      15%
MORTGAGE                14%
TRANSPORTATION          13%
IDR/PCR*                 9%
ELECTRIC                 8%
REFUNDED                 7%
HOSPITAL                 5%



* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF OCTOBER 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa or AAA              56%
Aa or AA                31%
A or A                   8%
Baa or BBB               4%
Ba or BB                 1%


AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)


WEIGHTED AVERAGE MATURITY: 19 YEARS

1-5 YEARS              1.9%
5-10 YEARS             3.4%
10-20 YEARS           47.7%
20-30 YEARS           42.2%
30+ YEARS              4.8%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS o OCTOBER 31, 2001 CONTINUED

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                OCTOBER 31, 2001

                                 BONDS CALLABLE

WEIGHTED AVERAGE CALL PROTECTION: 5 YEARS

2001          2%
2002         36%
2003         10%
2004          0%
2005          1%
2006          0%
2007          0%
2008          5%
2009          8%
2010         16%
2011+        22%



                               COST (BOOK) YIELD*

WEIGHTED AVERAGE BOOK YIELD: 6.0%

2001  7.4%
2002  6.6%
2003  6.5%
2004
2005  6.0%
2006
2007
2008  6.0%
2009  5.5%
2010  5.7%
2011+ 5.4%


* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 7.4% ON 2% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING

On October 23, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on one matter, the results of which were as follows:


(1)  Election of Trustees:

     Edwin J. Garn

     For ..........................................................  22,617,640
     Withheld .....................................................     445,557

     Michael E. Nugent
     For ..........................................................  22,616,264
     Withheld .....................................................     446,933

     Philip J. Purcell
     For ..........................................................  22,597,522
     Withheld .....................................................     465,675


The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and John L. Schroeder.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (95.2%)
            GENERAL OBLIGATION (14.6%)
$   3,500   Denver City & County School Dist No 1, Colorado, Ser 1999 (FGIC) ..........    5.25 %     12/01/16   $  3,693,200
            Hawaii,
    5,000    1992 Ser BZ ..............................................................    6.00       10/01/10      5,767,950
    8,000    1992 Ser BZ ..............................................................    6.00       10/01/11      9,284,640
   10,000   Chicago, Illinois, Neighborhoods Alive 21 Ser 2001 A (FGIC) ...............    5.50       01/01/36     10,395,400
    4,000   Cook County, Illinois, Ser 1992 C (FGIC) ..................................    6.00       11/15/09      4,583,720
   10,000   Massachusetts, Ser 2000 C .................................................    5.75       10/01/15     11,087,600
            South Carolina,
   12,000    Highway Ser 1999 A .......................................................    4.60       05/01/18     11,836,200
   10,000    Highway Ser 1999 A .......................................................    4.60       05/01/19      9,776,600
    2,000   Houston, Texas, Refg Ser 2000 (FSA) .......................................    5.75       03/01/18      2,157,740
    5,000   Houston Independent School District, Texas, School & Refg
             Ser 1999 A (PSF) .........................................................    5.25       02/15/18      5,118,100
    5,000   Northside Independent School District, Texas, Building & Refg
             Ser 2001 (PSF) ...........................................................    5.00       02/15/26      4,944,150
    5,000   San Antonio, Texas, Refg Ser 1992 .........................................    5.75       08/01/13      5,102,100
   14,790   Washington, Ser 1993 A ....................................................    5.75       10/01/17     15,420,054
---------                                                                                                        ------------
   94,290                                                                                                          99,167,454
---------                                                                                                        ------------

            EDUCATIONAL FACILITIES REVENUE (2.6%)
            Arizona Board of Regents,
    1,650    University of Arizona, Ser 2001 A COPs (Ambac) ...........................    5.50       06/01/15      1,800,051
    1,740    University of Arizona, Ser 2001 A COPs (Ambac) ...........................    5.50       06/01/16      1,882,628
    1,835    University of Arizona, Ser 2001 A COPs (Ambac) ...........................    5.50       06/01/17      1,969,102
      940    University of Arizona, Ser 2001 A COPs (Ambac) ...........................    5.50       06/01/18      1,002,679
    5,000   Massachusetts Health & Educational Facilities Authority, Brandeis
             University, 1998 Ser I (MBIA) ............................................    4.75       10/01/28      4,752,850
            Scranton-Lackawanna Health & Welfare Authority, Pennsylvania,
    3,000    University of Scranton 1992 Ser A ........................................    6.40       03/01/07      3,097,920
    3,300    University of Scranton 1992 Ser A ........................................    6.50       03/01/13      3,405,963
---------                                                                                                        ------------
   17,465                                                                                                          17,911,193
---------                                                                                                        ------------

            ELECTRIC REVENUE (7.6%)
    9,000   Orlando Utilities Commission, Florida, Ser 1991 A .........................    5.50       10/01/26      9,030,150
   10,000   Municipal Electric Authority of Georgia, Power 1992 Ser B
             (Secondary MBIA) .........................................................    6.375      01/01/16     10,611,500
   10,000   Long Island Power Authority, New York, Ser 2000 A (FSA) ...................    0.00       06/01/16      4,985,700

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                              COUPON        MATURITY
 THOUSANDS                                                                               RATE           DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  10,000     Hamilton!, Ohio, Refg 1992 Ser A (FGIC) ...............................    6.00 %       10/15/23   $ 10,467,000
    5,200     San Antonio, Texas, Electric & Gas Ser 2000 A .........................    5.75         02/01/17      5,609,968
              Grant County Public Utility District #2, Washington,
    8,220      Priest Rapids Hydro Second Ser 1992 A ................................    5.00         01/01/23      8,040,886
    2,645      Wanapum Hydro Second Ser 1992 B (AMT) ................................    6.75         01/01/23      2,705,571
---------                                                                                                        ------------
   55,065                                                                                                          51,450,775
---------                                                                                                        ------------

              HOSPITAL REVENUE (5.4%)
    5,000     Birmingham - Carraway Special Care Facilities Financing Authority,
                Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ..........    5.875        08/15/15      5,321,150
    9,250     Massachusetts Health & Educational Facilities Authority,
                Massachusetts General Hospital Ser F (Ambac) ........................    6.00         07/01/15      9,837,375
   10,000     Missouri Health & Educational Facilities Authority, Health Midwest
                Ser 1992 B (MBIA) ...................................................    6.25         02/15/22     10,285,700
    3,000     Lorain County, Ohio, Catholic Healthcare Partners Ser 2001 A ..........    5.625        10/01/17      3,114,750
    3,000     Philadelphia Hospitals & Higher Education Facilities Authority,
                Pennsylvania, Chestnut Hill Hospital Ser of 1992 ....................    6.375        11/15/11      3,032,880
    5,000     South Dakota Health & Educational Facilities Authority, Queen of
                Peace Hospital Ser 1992 (MBIA) ......................................    6.70         07/01/17      5,227,550
---------                                                                                                        ------------
   35,250                                                                                                          36,819,405
---------                                                                                                        ------------

              INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (8.6%)
    6,000     California Pollution Control Financing Authority, Keller Cannon
                Landfill Co/Browning-Ferris Industries Inc Ser 1992 (AMT) ...........    6.875        11/01/27      6,081,540
    5,000     Citrus County, Florida, Florida Power Corp Refg Ser 1992 B ............    6.35         02/01/22      5,152,850
    5,000     Michigan Strategic Fund, Detroit Edison Co Ser 2001 C (AMT) ...........    5.65         09/01/29      5,075,700
    5,000     Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT)
                (MBIA) ..............................................................    6.65         06/01/17      5,298,100
   15,000     Berkeley County, South Carolina, South Carolina Electric & Gas Co
                Ser 1984 ............................................................    6.50         10/01/14     15,910,500
   10,000     Brazos River Authority, Texas, Houston Lighting & Power Co
                Ser 1992 B (MBIA) ...................................................    6.375        04/01/12     10,556,700
   10,000     Mason County, West Virginia, Appalachian Power Co Ser J ...............    6.60         10/01/22     10,299,400
---------                                                                                                        ------------
   56,000                                                                                                          58,374,790
---------                                                                                                        ------------

              MORTGAGE REVENUE - MULTI-FAMILY (6.3%)
    7,000     Illinois Housing Development Authority, Ser 1 .........................    6.625        09/01/12      7,243,180
   15,705     Michigan Housing Development Authority, Rental 1992 Ser A
                (Bifurcated FSA) ....................................................    6.50         04/01/23     16,300,691

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                           COUPON        MATURITY
 THOUSANDS                                                                            RATE           DATE           VALUE
-----------------------------------------------------------------------------------------------------------------------------
              Missouri Housing Development Commission,
$   5,355      Federally Insured Mortgage Loans Refg Ser 11/15/92 ................     6.50 %      07/01/16   $  5,407,586
    6,795      Federally Insured Mortgage Loans Refg Ser 11/15/92 ................     6.60        07/01/24      6,862,406
    7,000     New Jersey Housing Mortgage Finance Agency, Home Buyer
               Ser 2000 CC (AMT) (MBIA) ..........................................     5.875       10/01/31      7,262,570
---------                                                                                                     ------------
   41,855                                                                                                       43,076,433
---------                                                                                                     ------------

              MORTGAGE REVENUE - SINGLE FAMILY (7.4%)
   16,495     Connecticut Housing Finance Authority, 1992 Ser B ..................     6.70        11/15/12     17,123,130
    4,335     Georgia Housing & Finance Authority, Home Ownership 1992 Ser C......     6.50        12/01/11      4,465,657
    7,000     Idaho Housing & Finance Association, 2000 Ser E (AMT) ..............     6.00        01/01/32      7,301,770
      975     Idaho Housing Agency, 1992 Ser E (AMT) .............................     6.75        07/01/12      1,005,449
    2,995     Maryland Community Development Administration, 2000 Ser D (AMT).         6.25        09/01/32      3,186,470
              Minnesota Housing Finance Agency,
    2,530      Ser 1992 D-1 ......................................................     6.50        01/01/17      2,617,108
    5,905      Ser 1992 CD-1 (AMT) ...............................................     6.75        07/01/23      6,102,995
    1,890     Missouri Housing Development Commission, Homeownership Loan
               Program, Ser 2000 B-1 (AMT) .......................................     6.25        03/01/31      1,995,197
    6,255     Montana Board of Housing, 2000 Ser B (AMT) .........................     6.00        12/01/29      6,514,082
---------                                                                                                     ------------
   48,380                                                                                                       50,311,858
---------                                                                                                     ------------

              NURSING & HEALTH RELATED FACILITIES REVENUE (1.7%)
   11,250     Minneapolis & Saint Paul Housing & Redevelopment Authority,
---------      Minnesota, Group Health Plan Inc Ser 1992 .........................     6.90        10/15/22     11,455,762
                                                                                                              ------------
              PUBLIC FACILITIES REVENUE (3.8%)
    5,000     Phoenix Industrial Development Authority, Arizona, Capital Mall LLC
               Ser 2000 (Ambac) ..................................................     5.50        09/15/27      5,222,950
   10,000     Indiana Bond Bank, Revolving Fund Ser 2001 A (WI) ..................     5.00        02/01/23      9,960,300
    7,370     Indianapolis Local Public Improvement Bond Bank, Indiana,Ser 1992 D      6.75        02/01/20      7,875,656
    3,000     Albuquerque, New Mexico, Gross Receipts Refg Ser 1999 C ............     5.25        07/01/17      3,103,050
---------                                                                                                     ------------
   25,370                                                                                                       26,161,956
---------                                                                                                     ------------

              RECREATIONAL FACILITIES REVENUE (1.5%)
   10,000     Atlanta Downtown Development Authority, Georgia, Underground
---------      Atlanta Refg Ser 1992 .............................................     6.25        10/01/16     10,491,800
                                                                                                              ------------
              TRANSPORTATION FACILITIES REVENUE (12.6%)
    4,000     Colorado Department of Transportation, Ser 2001 A (MBIA) ...........     5.50        06/15/16      4,348,520

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
            Dade County, Florida,
$   3,000    Aviation 1992 Ser B (AMT) (MBIA) .........................................     6.55 %    10/01/13   $  3,151,410
    5,000    Aviation 1992 Ser B (AMT) (MBIA) .........................................     6.60      10/01/22      5,268,100
    5,000   Atlanta, Georgia, Airport Ser 2000 A (FGIC) ...............................     5.50      01/01/26      5,226,350
   13,000   Chicago, Illinois, Chicago O'Hare Int'l Terminal Ser 1992 (AMT) (MBIA)          6.75      01/01/12     13,340,340
    4,000   Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) ..........     5.75      06/01/21      4,495,160
    7,500   Indiana Transportation Finance Authority, Ser 2000 ........................     5.375     12/01/25      7,708,500
    3,000   Kansas, Department of Transportation Ser 2000 A ...........................     5.75      09/01/16      3,319,020
    3,400   Maine Turnpike Authority, Ser 2000 (FGIC) .................................     5.50      07/01/30      3,557,998
    6,000   St Louis, Missouri, Lambert - St. Louis Int'l Airport Ser 2001 A
             (MBIA) ...................................................................     5.00      07/01/26      5,915,880
    4,595   Nevada Department of Business and Industry, Las Vegas Monorail
             Project, 1st Tier Ser 2000 (Ambac) .......................................     0.00      01/01/22      1,588,813
            New Jersey Transportation Trust Fund Authority,
    5,000    1998 Ser A (FSA) .........................................................     4.50      06/15/19      4,782,600
    5,000    1999 Ser A ...............................................................     5.75      06/15/20      5,639,750
    6,000   Puerto Rico Highway & Transportation Authority, Refg Ser V ................     6.625     07/01/12      6,252,900
            Houston, Texas,
    6,000    Airport Sub Lien Ser 2000 A (AMT) (FSA) ..................................     5.875     07/01/17      6,369,480
    5,000    Airport Sub Lien Ser 2000 A (AMT) (FSA) ..................................     5.625     07/01/30      5,166,800
---------                                                                                                        ------------
   85,495                                                                                                          86,131,621
---------                                                                                                        ------------
            WATER & SEWER REVENUE (16.3%)
    4,000   Birmingham, Alabama, Water & Sewer Ser 1998 A .............................     4.75      01/01/21      3,863,000
    6,000   Tampa Bay Water Authority, Florida, Ser 1998 B (FGIC) .....................     4.75      10/01/27      5,762,940
   10,000   Augusta, Georgia, Water and Sewerage Ser 2000 (FSA) .......................     5.25      10/01/30     10,256,100
    3,500   Clayton County Water Authority, Georgia, Ser 2001 .........................     5.125     05/01/23      3,544,240
    5,000   Douglasville-Douglas County Water & Sewer Authority, Georgia,
             Ser 1998 (FGIC) ..........................................................     4.50      06/01/23      4,647,050
    5,000   Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
             Ser 1999 A (FGIC) ........................................................     5.75      05/15/33      5,351,200
            Massachusetts Water Resources Authority,
    5,000    Refg 1992 Ser B ..........................................................     5.50      11/01/15      5,215,150
   10,000    1998 Ser A (FSA) .........................................................     4.50      08/01/22      9,272,800
    5,000    2000 Ser A (FGIC) ........................................................     5.75      08/01/39      5,375,400
    3,000   Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999
             (Ambac) ..................................................................     5.25      05/15/19      3,069,240
   20,000   New York City Municipal Water Finance Authority, New York,
             Ser 2001 B ...............................................................     5.00      06/15/26     19,747,800

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED


 PRINCIPAL
 AMOUNT IN                                                                            COUPON        MATURITY
 THOUSANDS                                                                             RATE           DATE            VALUE
-------------------------------------------------------------------------------------------------------------------------------
$   4,500     Charlotte, North Carolina, Water & Sewer System Ser 2001 ............. 5.125%          06/01/26   $  4,579,650
    4,000     Western Carolina Regional Sewer Authority, South Carolina,
               Ser 2001 (FSA) ...................................................... 5.375           03/01/18      4,183,360
   10,000     Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA) .............. 5.125           05/15/27     10,032,700
   13,960     San Antonio, Texas, Water & Refg Ser 2001 (FGIC) ..................... 5.00            05/15/26     13,842,736
    2,000     Fairfax County Water Authority, Virginia, Refg Ser 1992 .............. 6.00            04/01/22      2,179,180
---------                                                                                                       ------------
  110,960                                                                                                        110,922,546
---------                                                                                                       ------------
              OTHER REVENUE (0.3%)
    2,000     Philadelphia, Pennsylvania, Gas Works First Ser 1998 B (FSA) ......... 5.00            07/01/28      1,974,620
---------                                                                                                       ------------
              REFUNDED (6.5%)
    7,500     Alaska Housing Finance Corporation, Gen Hsg 1992 Ser A ............... 6.60            12/01/02+     7,753,125
   14,285     Massachusetts Water Pollution Abatement Trust, Ser 1998 A (ETM) ...... 4.75            08/01/18     14,465,562
    5,000     Hastings, Nebraska, Refg Ser 1992 .................................... 6.30            01/01/03+     5,327,900
   10,000     New York State Medical Care Facilities Agency, The Mount Sinai
               Hospital - FHA Insured Mortgage 1992 Ser C** ........................ 5.75            02/15/08+    10,943,000
    5,000     Dauphin County General Authority, Pennsylvania, HAPSO Group Inc/
               The Western Pennsylvania Hospital Refg 1992 Ser A (ETM) (MBIA) ...... 6.25            07/01/16      5,846,550
---------                                                                                                       ------------
   41,785                                                                                                         44,336,137
---------                                                                                                       ------------
  635,165     TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $607,108,344) ..........................................    648,586,350
---------                                                                                                       ------------
              SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.8%)
    3,500     East Baton Rouge Parish, Louisianna, Exxon Corp Ser 1989
               (Demand 11/01/01) ...................................................  1.85*          03/01/22      3,500,000
   13,400     Missouri Health & Educational Facilities Authority, Washington
               University Ser 2000 C (Demand 11/01/01) .............................  2.00*          03/01/40     13,400,000
    8,400     Harris County Health Facilities Development Corporation, Texas,
               YMCA of Houston Area Ser 1999 (Demand 11/01/01) .....................  2.00*          07/01/34      8,400,000
    7,045     Houston, Texas, Water & Sewer Jr Lien Refg Ser 1991 C (Ambac) ........  6.375          12/01/01+     7,210,910
---------                                                                                                       ------------
   32,345     TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $32,165,118)...........................     32,510,910
---------                                                                                                       ------------
$ 667,510     TOTAL INVESTMENTS (Cost $639,273,462) (a) ............................................  100.0%     681,097,260
=========
              OTHER ASSETS IN EXCESS OF LIABILITIES ................................................    0.0            5,317
                                                                                                     ------     ------------
              NET ASSETS ...........................................................................  100.0%    $681,102,577
                                                                                                     ======     ============

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS o OCTOBER 31, 2001 CONTINUED

-------------------------------------------------------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
ETM     Escrowed to maturity.
WI      Security purchased on a "when-issued" basis.
+       Prerefunded to call date shown.
*       Current coupon of variable rate demand obligation.
** This security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross and net unrealized appreciation is $41,823,798.


Bond Insurance:
---------------

Ambac        Ambac Assurance Corporation.
Connie Lee   Connie Lee Insurance Company - a wholly owned subsidiary of Ambac
             Assurance Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.
PSF          Texas Permanent School Fund Guarantee Program.


                       Geographic Summary of Investments
               Based on Market Value as a Percent of Net Assets


Alabama  .................   1.4%   Illinois  ................   5.9%
Alaska ...................   1.1    Indiana  .................   3.8
Arizona  .................   1.7    Kansas  ..................   0.5
California ...............   0.9    Kentucky .................   0.8
Colorado .................   1.2    Louisiana ................   0.5
Connecticut ..............   2.5    Maine  ...................   0.5
Florida ..................   4.2    Maryland .................   0.5
Georgia ..................   7.2    Massachusetts  ...........   8.8
Hawaii ...................   2.2    Michigan .................   3.1
Idaho ....................   1.2    Minnesota ................   3.0


Missouri  ................   6.4%   Puerto Rico ..............   0.9%
Montana  .................   1.0    South Carolina ...........   6.1
Nebraska  ................   0.8    South Dakota   ...........   0.8
Nevada ...................   1.0    Texas  ...................  12.4
New Jersey ...............   2.6    Virginia  ................   0.3
New Mexico   .............   0.9    Washington ...............   3.8
New York .................   5.2    West Virginia  ...........   1.5
North Carolina   .........   0.7                               -----
Ohio  ....................   2.0    Total  ................... 100.0%
Pennsylvania  ............   2.6                               =====


                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:
Investments in securities, at value
 (cost $639,273,462)....................................................     $681,097,260
Cash ...................................................................          126,366
Receivable for:
  Interest .............................................................       10,154,393
  Investments sold .....................................................           75,781
Prepaid expenses .......................................................          348,295
                                                                             ------------
  TOTAL ASSETS .........................................................      691,802,095
                                                                             ------------
LIABILITIES:
Payable for:
  Investments purchased ................................................        9,807,000
  Dividends to preferred shareholders ..................................          392,219
  Investment management fee ............................................          215,445
  Common shares of beneficial interest repurchased .....................          158,665
Accrued expenses .......................................................          126,189
                                                                             ------------
  TOTAL LIABILITIES ....................................................       10,699,518
                                                                             ------------
  NET ASSETS ...........................................................     $681,102,577
                                                                             ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
 non-participating $.01 par value, 4,160 shares outstanding)............     $208,000,000
                                                                             ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 29,742,820 shares outstanding).........................      416,255,335
Net unrealized appreciation ............................................       41,823,798
Accumulated undistributed net investment income ........................        3,324,769
Accumulated undistributed net realized gain ............................       11,698,675
                                                                             ------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS .........................      473,102,577
                                                                             ------------
  TOTAL NET ASSETS .....................................................     $681,102,577
                                                                             ============
NET ASSET VALUE PER COMMON SHARE
($473,102,577 divided by 29,742,820 common shares outstanding)..........           $15.91
                                                                                   ======

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended October 31, 2001


NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $38,711,910
                                                   -----------
EXPENSES
Investment management fee .....................      2,381,048
Auction commission fees .......................        660,784
Transfer agent fees and expenses ..............        139,567
Professional fees .............................        110,442
Shareholder reports and notices ...............         47,028
Auction agent fees ............................         41,009
Registration fees .............................         32,113
Custodian fees ................................         31,903
Trustees' fees and expenses ...................         20,509
Other .........................................         48,474
                                                   -----------
  TOTAL EXPENSES ..............................      3,512,877

Less: expense offset ..........................        (31,849)
                                                   -----------
  NET EXPENSES ................................      3,481,028
                                                   -----------
  NET INVESTMENT INCOME .......................     35,230,882
                                                   -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................     11,698,710
Net change in unrealized appreciation .........     10,834,159
                                                   -----------
  NET GAIN ....................................     22,532,869
                                                   -----------
NET INCREASE ..................................    $57,763,751
                                                   ===========

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                  OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                                 ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..........................................................    $ 35,230,882       $ 36,984,845
Net realized gain ..............................................................      11,698,710          4,965,229
Net change in unrealized appreciation ..........................................      10,834,159          2,723,226
                                                                                    ------------       ------------
  NET INCREASE .................................................................      57,763,751         44,673,300
                                                                                    ------------       ------------
Dividends to preferred shareholders from net investment income .................      (8,079,452)        (8,231,899)
                                                                                    ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income ..........................................................     (26,347,810)       (29,155,707)
Net realized gain ..............................................................      (3,847,396)                 -
                                                                                    ------------       ------------
  TOTAL ........................................................................     (30,195,206)       (29,155,707)
                                                                                    ------------       ------------
Decrease from transactions in common shares of beneficial interest .............     (14,261,185)       (26,590,117)
                                                                                    ------------       ------------
  NET INCREASE (DECREASE) ......................................................       5,227,908        (19,304,423)

NET ASSETS:
Beginning of period ............................................................     675,874,669        695,179,092
                                                                                    ------------       ------------
END OF PERIOD
(Including accumulated undistributed net investment income of $3,324,769 and
$2,529,092, respectively).......................................................    $681,102,577       $675,874,669
                                                                                    ============       ============

                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Quality Municipal Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Quality Municipal Income Trust (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $127,153,984 and $158,266,166, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $1,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,502. At October 31, 2001, the Trust had an accrued pension liability of $45,766 which is included in accrued expenses in the Statement of Assets and Liabilities

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

Dividends, which are cumulative, are reset through auction procedures.


                         AMOUNT IN                     RESET           RANGE OF
 SERIES     SHARES*     THOUSANDS*       RATE*         DATE        DIVIDEND RATES**
--------   ---------   ------------   ----------   ------------   -----------------
   1         1,120        $56,000         2.60%     09/04/02        2.60% - 4.40%
   2           400         20,000         1.85      11/01/01        1.85  - 5.00
   3         1,120         56,000         2.80      07/05/02        2.80  - 4.48
   4         1,120         56,000         2.75      01/03/02        2.75  - 4.90
   5           400         20,000         1.85      11/02/01        1.85  - 4.90

------------
 *  As of October 31, 2001.
**  For the year ended October 31, 2001.

Subsequent to October 31, 2001 and up through December 5, 2001, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 1.30% to 2.80% in the aggregate amount of $845,128.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                                  PAR          EXCESS OF
                                                                                   SHARES        VALUE         PAR VALUE
                                                                                 ----------    ---------    -------------
Balance, October 31, 1999 ...................................................    32,730,413    $ 327,304    $ 456,775,702
Treasury shares purchased and retired (weighted average discount 10.16%)*....    (1,991,493)     (19,915)     (26,570,202)
                                                                                 ----------    ---------    -------------
Balance, October 31, 2000 ...................................................    30,738,920      307,389      430,205,500
Treasury shares purchased and retired (weighted average discount 8.01%)* ....      (996,100)      (9,961)     (14,251,224)
Reclassification due to permanent book/tax differences ......................             -            -            3,631
                                                                                 ----------    ---------    -------------
Balance, October 31, 2001 ...................................................    29,742,820    $ 297,428    $ 415,957,907
                                                                                 ==========    =========    =============

------------
 * The Trustees have voted to retire the shares purchased.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS o OCTOBER 31, 2001 CONTINUED

6. DIVIDENDS TO COMMON SHAREHOLDERS

On October 30, 2001, the Trust declared the following dividends from net investment income:


    AMOUNT             RECORD               PAYABLE
   PER SHARE            DATE                  DATE
--------------   ------------------   ------------------
$  0.0725        November 9, 2001     November 23, 2001
$  0.0725        December 7, 2001     December 21, 2001

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust did not hold positions in residual interest bonds.

9. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                         -----------------------------------------------------------------
                                                            2001         2000           1999         1998           1997
                                                         ----------    ----------    ---------    ---------     ----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................     $15.22        $14.88        $16.26       $15.91         $15.44
                                                           ------       -------        ------       ------        -------
Income (loss) from investment operations:
 Net investment income ...............................       1.16          1.17          1.16         1.19           1.20
 Net realized and unrealized gain (loss) .............       0.76          0.26         (1.36)        0.34           0.51
                                                           ------       -------        ------       ------        -------
Total income (loss) from investment operations .......       1.92          1.43         (0.20)        1.53           1.71
                                                           ------       -------        ------       ------        -------
Less dividends and distributions from:

 Net investment income ...............................      (0.87)        (0.93)        (0.93)       (0.93)         (0.99)
 Common share equivalent of dividends paid to
  preferred shareholders .............................      (0.27)        (0.26)        (0.22)       (0.23)         (0.23)
 Net realized gain ...................................      (0.13)           --         (0.05)       (0.03)         (0.03)
                                                           ------       -------        ------       ------        -------
Total dividends and distributions ....................      (1.27)        (1.19)        (1.20)       (1.19)         (1.25)
                                                           ------       -------        ------       ------        -------
Anti-dilutive effect of acquiring treasury shares.....       0.04          0.10          0.02         0.01           0.01
                                                           ------       -------        ------       ------        -------
Net asset value, end of period .......................     $15.91       $ 15.22        $14.88       $16.26        $ 15.91
                                                           ======       =======        ======       ======        =======
Market value, end of period ..........................     $14.48       $13.313        $13.25       $15.75        $14.875
                                                           ======       =======        ======       ======        =======
TOTAL RETURN+.........................................      16.59%         7.51%       (10.21)%      12.66%          8.84%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Expenses (before expense offset) .....................       0.74%         0.75%(1)      0.73%        0.71%(1)       0.70%(1)
Net investment income before preferred stock
 dividends ...........................................       7.47%         7.83%         7.32%        7.35%          7.68%
Preferred stock dividends ............................       1.71%         1.74%         1.42%        1.45%          1.47%
Net investment income available to common
 shareholders ........................................       5.76%         6.09%         5.90%        5.90%          6.21%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............   $681,103      $675,875      $695,179     $750,329       $742,504
Asset coverage on preferred shares at end of
 period ..............................................        325%          324%          333%         360%           356%
Portfolio turnover rate ..............................         19%           15%           21%           2%             2%

------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of the expense offset of 0.01%.


                       See Notes to Financial Statements

MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Quality Municipal Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Quality Municipal Income Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Quality Municipal Income Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001

--------------------------------------------------------------------------------
                      2001 Federal Tax Notice (unaudited)

     During the year ended October 31, 2001, the Trust paid the following per share amounts from tax-exempt income: $0.91 to common
     shareholders, $1,887 to Series 1 preferred shareholders, $1,352 to
     Series 2 preferred shareholders, $1,811 to Series 3 preferred shareholders, $1,438 to Series 4 preferred shareholders and $1,324 to Series 5 preferred shareholders. For the year ended October 31, 2001, the Trust paid the following per share amounts from long-term capital gains: $0.09 to common shareholders, $330 to Series 1 preferred shareholders, $336 to Series 2 preferred shareholders, $302 to Series
     3 preferred shareholders, $254 to Series 4 preferred shareholders and
     $366 to Series 5 preferred shareholders.
--------------------------------------------------------------------------------

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

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


[MORGAN STANLEY LOGO]


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MORGAN STANLEY
QUALITY MUNICIPAL
INCOME TRUST

ANNUAL REPORT
OCTOBER 31, 2001